Exhibit 10.2

INTELLECTUAL PROPERTY ASSIGNMENT CONFIRMATION

(Beer Bot / BIM-E Intellectual Property Technology Acquisition)

This IP Assignment Confirmation (this “Assignment”) is entered into as of February 17, 2026 by Christopher Erpelding (“Assignor”) in favor of TechForce Robotics, Inc., a Delaware corporation (“Assignee”).

1. CONFIRMATION; PRESENT ASSIGNMENT

Assignor hereby irrevocably sells, assigns, transfers, conveys, and quitclaims to Assignee all of Assignor’s right, title, and interest worldwide in and to the Purchased Assets (as defined in the Asset Purchase Agreement dated February 17, 2026 between Assignor and Assignee (the “APA”)), including:

(a) all patent rights and applications and priority rights (Schedule A);

(b) all copyrights and works of authorship including all software, firmware, documentation (Schedule B);

(c) all trade secrets and confidential know-how (not publicly disclosed), prototypes, designs, CADs, schematics;

(d) all trademarks, domain names, repositories, and associated accounts (Schedule C);

(e) all rights to sue for past, present, and future infringement/misappropriation and recover damages.

2. MORAL RIGHTS; WAIVER

To the extent permitted by law, Assignor waives and agrees not to assert any “moral rights” or similar rights in any works assigned.

3. COOPERATION; POWER OF ATTORNEY

Assignor will execute further documents and provide reasonable assistance to perfect Assignee’s ownership and record assignments (USPTO, Copyright Office, domain registrars). If Assignor fails to do so after reasonable notice, Assignor appoints Assignee as attorney-in-fact solely to execute such documents on Assignor’s behalf for recordation/perfection purposes.

4. REPRESENTATIONS

Assignor represents that:

(a) Assignor is the owner of the Assigned IP and has authority to assign it;

(b) Assignor has not granted prior assignments/licenses except as disclosed in APA schedules;

(c) to Assignor’s knowledge, the Assigned IP does not infringe third-party rights;

(d) Assignor is not knowingly assigning any invention that Assignor has no right to sell due to obligations to a third party; and any invention potentially excluded from mandatory assignment under California Labor Code §2870 in an employment context is either excluded on Schedule D or voluntarily sold as Assignor-owned IP and listed.

5. CONFIDENTIALITY/NON-USE

Assignor will not use or disclose the trade secrets or confidential know-how included in the Assigned IP.

6. GOVERNING LAW

This Assignment is governed as provided in the APA.

(SIGNATURES ON THE FOLLOWING PAGE)

Assignee TechForce Robotics, Inc. (a Delaware corporation)

By:	/s/ Ried Floco
Name:	Ried Floco
Title:	President

Assignor: /s/ Christopher Erpelding

By: